Munder Cash Investment Fund

Class A, B, C, K & Y Shares

Supplement Dated January 4, 2005

to Prospectus Dated October 31, 2004

Voluntary Advisory Fee Waivers

Effective as of January 3, 2005, the advisor has voluntarily agreed to waive a portion of its management fee in order to reduce its management fee to 0.10%.

Accordingly, under the heading of “Fees & Expenses,” which appears on page 5 of the Prospectus, footnote (1) is revised and restated in its entirety to read as follows:

(1)	The advisor and/or the distributor may voluntarily waive, reduce or absorb management fees, distribution and/or service fees and/or other expenses, and/or the Fund may voluntarily waive the collection of any Non 12b-1 Service Plan Fees, with respect to any class of shares of the Fund in order to support yields. Effective January 3, 2005, the advisor has voluntarily agreed to waive a portion of its management fees. As a result of this voluntary waiver, management fees are 0.10% and total annual fund operating expenses based on the prior fiscal year are 0.56%, 1.31%, 1.31%, 0.46%, and 0.31%, respectively, for Class A, Class B, Class C, Class K and Class Y shares.

The advisor and the distributor have entered into a reimbursement agreement with the Fund (Reimbursement Agreement) that is in effect through at least February 9, 2005. As described under the heading of “Management of the Fund—Reimbursement Agreement,” the Fund may at a later date reimburse the advisor and/or the distributor for amounts waived or reduced provided that certain conditions are met; however, the advisor does not intend to seek reimbursement for its management fee waivers. Nothing in the Reimbursement Agreement obligates the advisor or the distributor to waive or reduce any fees or absorb any other expenses of the Fund or any class of the Fund. The advisor, distributor or the Fund may discontinue any voluntary waivers or reductions at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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